February 1, 1996
                         DREYFUS CAPITAL VALUE FUND
                               (A PREMIER FUND)
                           SUPPLEMENT TO PROSPECTUS
                            DATED FEBRUARY 1, 1996
    At a meeting held on January 29, 1996, the Board of Directors approved, subject to approval by the shareholders of the Fund, an Agreement and Plan of Reorganization and Liquidation providing for the transfer of all or substantially all of the Fund's assets, subject to liabilities, attributable to the Fund's Class A, Class B, Class C and Class R shares in a tax-free exchange (the "Exchange") for corresponding Class A, Class B, Class C and Class R shares of common stock of Comstock Partners Capital Value Fund, a portfolio of Comstock Partners Funds, Inc., and the assumption by Comstock Partners Capital Value Fund of stated liabilities. Class A, Class B, Class C and Class R shares of Comstock Partners Capital Value Fund received by the Fund in the Exchange will be distributed by the Fund to its Class A, Class B, Class C and Class R shareholders, respectively, in liquidation of the Fund, after which the Fund will be dissolved. Thus, each Fund shareholder will receive for his or her Class A, Class B, Class C or Class R shares a number of corresponding Class A, Class B, Class C or Class R shares of Comstock Capital Value Fund equal in value to the number of Fund shares held by each Fund shareholder as of the date of the Exchange.
    A special meeting of the Fund's shareholders to consider this Reorganization currently is scheduled to be held in the second quarter of 1996. A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior thereto.
    The Comstock Partners Capital Value Fund will be a newly formed, separate investment portfolio of Comstock Partners Funds, Inc. (currently known as Comstock Partners Strategy Fund, Inc.). Comstock Partners, Inc. will serve as investment adviser, and The Dreyfus Corporation will serve as sub-investment adviser and administrator, to the
                        (CONTINUED ON REVERSE SIDE)
Comstock Partners Capital Value Fund. The Comstock Partners Capital Value Fund's investment objective and policies will be substantially identical to those of the Fund and the Comstock Partners Capital Value Fund will be operated in a manner that is substantially similar to the current operation of the Fund. Any material differences between the Comstock Partners Capital Value Fund and the Fund will be described in the Prospectus/Proxy Statement.
                                   107s020196